[February 2004]


                         PIONEER FUNDS DISTRIBUTOR, INC.
                                 60 STATE STREET
                                BOSTON, MA 02109
                                 (617) 742-7825

                                 SALES AGREEMENT

Pioneer Funds Distributor, Inc. (PFD), Member of the UniCredito Italiano Banking Group, Register of Banking Groups, acts as principal underwriter, as defined in the Investment Company Act of 1940, for the registered investment companies (the "Funds") listed on Appendix A attached (as amended from time to time by PFD). Acting as a principal, PFD offers to sell shares of the Funds subject to the conditions set forth in this agreement and subsequent amendments thereto.

      1. Shares purchased from PFD for sale to the public shall be offered and sold at the price or prices, and on the terms and conditions, set forth in the currently effective prospectuses of the Funds, as amended or supplemented from time to time (the "Prospectus" or "Prospectuses"). In the sale of such shares to the public you shall act as dealer for your own account or as agent for your customer, and in no transaction shall you have any authority to act or hold yourself out as agent for PFD, any of the Funds, the Funds' Custodians, the Funds' Transfer Agent, or any other party, and nothing in this agreement shall constitute you a partner, employee or agent of ours or give you any authority to act for PFD. Neither PFD nor the Funds shall be liable for any of your acts or obligations as a broker-dealer under this agreement. Nothing herein shall be construed to prohibit your acting as agent for one or both customers in the sale of shares by one customer to another and charging such customer(s) a reasonable commission.

      2. Shares purchased from PFD for sale to the public shall be purchased only to cover orders previously received by you from your customers. Shares purchased for your own bona fide investment shall not be reoffered or sold except to the applicable Fund or to PFD. PFD also agrees to purchase shares only for investment or to cover orders received.

      3. If you purchase shares from your customers, you agree to pay such customers not less than the redemption price in effect on the date of purchase, as defined in the Prospectus of the applicable Fund. Sales of shares at prices reflecting a discount, concession, commission or other reallowance shall be made only to registered broker-dealers which are members of the National Association of Securities Dealers, Inc. (NASD) and who also have entered into sales agreements with PFD.

      4. Only unconditional orders for a designated number of shares or dollar amount of investment shall be accepted. Procedures relating to handling orders shall be conveyed to you from time to time. All orders are subject to acceptance or rejection by PFD in our sole discretion.

      5. If any shares sold to or through you under the terms of this agreement are repurchased by PFD or by the issuer or are tendered for redemption within seven business days after the date of our confirmation of the original purchase by you, we both agree to pay to the Fund all commissions on such shares.

      6. Sales by you to the public shall earn a commission computed as a percentage of the applicable offering price and which varies with the size and nature of each such purchase. The terms and conditions affecting the applicable offering prices on shares sold with a front-end sales charge, including features such as combined purchase, rights of accumulation, Letters of Intent and net asset value purchases, are described in the Prospectuses. The schedules of commissions generally payable with respect to sales of the Funds' shares are outlined on Appendix A to this agreement. Commission checks for less than $1 will not be issued. PFD may, from time to time, offer additional commissions or bonuses on sales by you or your representatives without otherwise revising this agreement. Any such additional commissions or bonuses shall take effect in accordance with the terms and conditions contained in written notification to you.
      7. Remittance of the net amount due for shares purchased from PFD shall be made payable to Pioneer Investment Management Shareholder Services, Inc. (PIMSS), Agent for the Underwriter, in New York or Boston funds, within three days of our confirmation of sale to you, or within such shorter time as specified by the rules of the NASD or of a registered clearing agent through which the transaction is settled. Payments made to PIMSS should be sent to Post Office Box 9014, Boston, MA 02205 (or wired to an account designated by PIMSS), along with your transfer instructions on the appropriate copy of our confirmation of sale to you. If such payment is not received by PIMSS, we reserve the right to liquidate the shares purchased for your account and risk. Promptly upon receipt of payment, shares sold to you shall be deposited by PIMSS to an account on the books of the Fund(s) in accordance with your instructions. Certificates will not be issued unless specifically requested and we reserve the right to levy a charge for issuance of certificates.

      8. You represent that you are and, at the time of purchasing any shares of the Funds, will be registered as a broker-dealer with the US. Securities and Exchange Commission (SEC) or are exempt from such registration; if required to be registered as a broker-dealer you are a member in good standing of the NASD; you are qualified to act as a broker-dealer in the states or jurisdictions in which you intend to offer shares of the Funds; you will abide by all applicable federal and state statutes and the rules of the NASD; and when making sales to citizens or residents of a foreign country, that you will abide by all applicable laws and regulations of that country. Expulsion or suspension from the NASD or revocation or suspension of SEC registration shall act as an immediate cancellation of this agreement.

      9. No person is authorized to make any representations concerning shares of any of the Funds except those contained in the then current Prospectus or Statement of Additional Information (SAI) for such Fund. In purchasing shares from PFD you shall rely solely on the representations contained in such Prospectuses and SAIs.

      10. Additional copies of the current Prospectuses, SAIs, and other literature will be supplied in reasonable quantities upon request.

      11. We reserve the right in our discretion to suspend sales or withdraw the offering of shares of any Fund entirely. Either party hereto has the right to cancel this agreement upon five days' written notice to the other party. We reserve the right to amend this agreement at any time and you agree that an order to purchase shares of any one of the Funds placed by you after notice of such amendment has been sent to you shall constitute your agreement to any such amendment.

     12. Notwithstanding anything to the contrary in this Agreement, in addition to and not in lieu of other provisions in this Agreement:

         (a) "Confidential Information: includes without limitation all information regarding the customers of the parties to this Agreement and any of their subsidiaries, affiliates or licensees; or the accounts, account numbers, names, addresses, social security numbers or any other personal identifier of such customers; or any information derived therefrom.

         (b) Neither party may disclose Confidential Information for any purpose other than to carry out the purpose for which Confidential Information was provided to that party as set forth in this Agreement; and each party agrees to cause its employees, agents and representatives, or any other person to whom the parties may provide access or disclose Confidential Information to limit the use and disclosure of Confidential Information to that purpose.
         (c) The parties agree to implement appropriate measures designed to ensure the security and confidentiality of Confidential Information, to protect such information against any anticipated threats or hazards to the security and integrity of such information, and to protect against unauthorized access to, or use of, Confidential Information that could result in substantial harm or inconvenience to any of the customers of the parties or any of their subsidiaries, affiliates or licensees; the parties further agree to cause all their respective agents, representatives or subcontractors, or any other party to whom they provide access to or disclose Confidential Information, to implement appropriate measures to meet the objectives set forth in this Section 12.

      13. All written communications to PFD should be sent to the above address. All written communications to you will be sent to your address listed below.

      14. This agreement shall become effective upon receipt by us of your acceptance hereof and supersedes any prior agreement between us with respect to the sales of shares of any of the Funds.

      15. This agreement shall be construed in accordance with the laws of Massachusetts. The parties hereby agree that all disputes between us of whatever subject matter, whether existing on the date hereof or arising hereafter, shall be submitted to arbitration in accordance with the then current Code of Arbitration Procedure of the NASD, the Uniform Arbitration Act or similar rules. Arbitration shall take place in the city of Boston, Massachusetts. Any decision that shall be made in such arbitration shall be final and binding and shall have the same force and effect as a judgment made in a court of competent jurisdiction.

      16. You appoint the transfer agent for each Fund as your agent to execute the purchase transactions of shares of such Fund in accordance with the terms and provisions of any account, program, plan or service established or used by your customers and to confirm each purchase to your customers on your behalf, except as modified in writing by the Transfer Agent, and you guarantee to us and the Fund the legal capacity of your customers so purchasing such shares and any other person in whose name the shares are to be registered.

           PIONEER FUNDS DISTRIBUTOR, INC.
           Date:

           By:______________________________________________________
                                    William A. Misata
                                    Senior Vice President


The undersigned hereby accepts the offer set forth in above letter.



                  ------------------------------------------------
                  Name:
                  Title:
                  Date:

                         PIONEER FUNDS DISTRIBUTOR, INC.
                                 60 STATE STREET
                                BOSTON, MA 02109
                                 (617) 742-7825

                    SUPPLEMENTAL SALES AND SERVICE AGREEMENT

You have entered into a Sales Agreement with Pioneer Funds Distributor, Inc. ("PFD"), Member of the UniCredito Italiano Banking Group, Register of Banking Group, with respect to the Pioneer mutual funds for which PFD serves as principal underwriter (the "Funds").

This agreement incorporates and supplements that agreement. In consideration of your sales of shares of the Funds, for providing services to shareholders of the Funds and assisting PFD and its affiliates in providing such services, we are authorized to pay you certain service fees as specified herein. Receipt by you of any such service fees is subject to the terms and conditions contained in the Funds' prospectuses and/or specified below, as may be amended from time to time.

1. You agree to cooperate as requested with programs that the Funds, PFD or their affiliates provide to enhance shareholder service.

2. You agree to take an active role in providing such shareholder services as processing purchase and redemption transactions and, where applicable, exchanges and account transfers; establishing and maintaining shareholder accounts; providing certain information and assistance with respect to the Funds; and responding to shareholder inquiries or advising us of such inquiries where appropriate.

3. You agree to assign an active registered representative to each shareholder account on your and our records and to reassign accounts when registered representatives leave your firm. You also agree, with respect to accounts which are held in nominee or "street" name, to provide such documentation and verification that active representatives are assigned to all such accounts as PFD may require from time to time.

4. You agree to pay to the registered representatives assigned to shareholder accounts a share of any service fees paid to you pursuant to this agreement. You also agree to instruct your representatives to regularly contact shareholders whose accounts are assigned to them.

5. You acknowledge that service fee payments are subject to terms and conditions set forth herein and in the Funds' prospectuses, statements of additional information and plans of distribution and that this agreement may be terminated by either party at any time by written notice to the other. Any order to purchase or sell shares received by PFD from you subsequent to the date of our notification to you of an amendment of our agreement shall be deemed to be your acceptance of such an amendment.

6. You acknowledge that your continued participation in this agreement is subject to your providing a level of support to PFD's marketing and shareholder retention efforts that is deemed acceptable by PFD. Factors which may be considered by PFD in this respect include, but are not limited to, the level of shareholder redemptions, the level of assistance in disseminating shareholder communications, reasonable access to your offices and/or representatives by PFD wholesalers or other employees and whether your compensation system or "preferential list" unduly discriminates against the sale of shares of the Funds.

7. Service fees will generally be paid quarterly, at the rates and under the conditions specified on Schedule A hereto.

8. All communications to PFD should be sent to the above address. Any notice to you shall be duly given if mailed or telegraphed to the address specified by you below. This agreement, in conjunction with the Sales Agreement, describes the complete understanding of the parties. This agreement shall be construed under the laws of the Commonwealth of Massachusetts.

Accepted:                                   Execute this Agreement in duplicate
                                            and return one of the duplicate
                                            originals to us.

By:________________________________         By:_________________________________
Title:_____________________________                  William A. Misata
                                                     Senior Vice President

                                            Date:______________________


                      RETAIN ONE COPY AND RETURN THE OTHER

                                   APPENDIX A
                                (REVISED 2/1/04)
                    SUPPLEMENTAL SALES AND SERVICE AGREEMENT
                      WITH PIONEER FUNDS DISTRIBUTOR, INC.


1.   COMMISSIONS AND SALES CHARGES

For additional information about broker-dealer commissions and sales charges, refer to the fund's prospectus.

      -------------------------------------------- ----------- --------------- ---------------- -------------
                                                    CLASS A       CLASS B          CLASS C        CLASS Y
      FUND                                          SCHEDULE      SCHEDULE        SCHEDULE        SCHEDULE
      -------------------------------------------- ----------- --------------- ---------------- -------------
      -------------------------------------------- ----------- --------------- ---------------- -------------
      Pioneer America Income Trust                     1B            2                3             n/a
      -------------------------------------------- ----------- --------------- ---------------- -------------
      -------------------------------------------- ----------- --------------- ---------------- -------------
      Pioneer Balanced Fund                            1B            2                3             n/a
      (formerly Pioneer Income Fund)
      -------------------------------------------- ----------- --------------- ---------------- -------------
      -------------------------------------------- ----------- --------------- ---------------- -------------
      Pioneer Bond Fund                                1B            2                3              4
      -------------------------------------------- ----------- --------------- ---------------- -------------
      -------------------------------------------- ----------- --------------- ---------------- -------------
      Pioneer Cash Reserves Fund                       1C            2                3             n/a
      -------------------------------------------- ----------- --------------- ---------------- -------------
      -------------------------------------------- ----------- --------------- ---------------- -------------
      Pioneer Core Equity Fund                         1A            2                3             n/a
      -------------------------------------------- ----------- --------------- ---------------- -------------
      -------------------------------------------- ----------- --------------- ---------------- -------------
      Pioneer Emerging Markets Fund                    1A            2                3              4
      -------------------------------------------- ----------- --------------- ---------------- -------------
      -------------------------------------------- ----------- --------------- ---------------- -------------
      Pioneer Equity Income Fund                       1A            2                3              4
      -------------------------------------------- ----------- --------------- ---------------- -------------
      -------------------------------------------- ----------- --------------- ---------------- -------------
      Pioneer Europe Fund                              1A            2                3              4
      -------------------------------------------- ----------- --------------- ---------------- -------------
      -------------------------------------------- ----------- --------------- ---------------- -------------
      Pioneer Europe Select Fund                       1A            2                3             n/a
      -------------------------------------------- ----------- --------------- ---------------- -------------
      -------------------------------------------- ----------- --------------- ---------------- -------------
      Pioneer Fund                                     1A            2                3              4
      -------------------------------------------- ----------- --------------- ---------------- -------------
      -------------------------------------------- ----------- --------------- ---------------- -------------
      Pioneer Global High Yield Fund                   1A            2                3             n/a
      -------------------------------------------- ----------- --------------- ---------------- -------------
      -------------------------------------------- ----------- --------------- ---------------- -------------
      Pioneer Growth Shares                            1A            2                3              4
      -------------------------------------------- ----------- --------------- ---------------- -------------
      -------------------------------------------- ----------- --------------- ---------------- -------------
      Pioneer High Yield Fund                          1B            2                3              4
      -------------------------------------------- ----------- --------------- ---------------- -------------
      -------------------------------------------- ----------- --------------- ---------------- -------------
      Pioneer International Equity Fund                1A            2                3             n/a
      (formerly Pioneer World Equity Fund)
      -------------------------------------------- ----------- --------------- ---------------- -------------
      -------------------------------------------- ----------- --------------- ---------------- -------------
      Pioneer International Value Fund                 1A            2                3             n/a
      (formerly Pioneer International Growth )
      -------------------------------------------- ----------- --------------- ---------------- -------------
      -------------------------------------------- ----------- --------------- ---------------- -------------
      Pioneer Mid Cap Growth Fund                      1A            2                3             n/a
      (formerly Pioneer Mid-Cap Fund)
      -------------------------------------------- ----------- --------------- ---------------- -------------
      -------------------------------------------- ----------- --------------- ---------------- -------------
      Pioneer Mid Cap Value Fund                       1A            2                3              4
      (formerly Pioneer Capital Growth Fund)
      -------------------------------------------- ----------- --------------- ---------------- -------------
      -------------------------------------------- ----------- --------------- ---------------- -------------
      Pioneer Oak Ridge Large Cap Growth Fund          1A            2                3              4
      -------------------------------------------- ----------- --------------- ---------------- -------------
      -------------------------------------------- ----------- --------------- ---------------- -------------
      Pioneer Oak Ridge Small Cap Growth Fund          1A            2                3              4
      -------------------------------------------- ----------- --------------- ---------------- -------------
      -------------------------------------------- ----------- --------------- ---------------- -------------
      Pioneer PAPP America-Pacific Rim Fund            1A            2                3              4
      -------------------------------------------- ----------- --------------- ---------------- -------------
      -------------------------------------------- ----------- --------------- ---------------- -------------
      Pioneer PAPP Small & Mid Cap Growth Fund         1A            2                3              4
      -------------------------------------------- ----------- --------------- ---------------- -------------
      -------------------------------------------- ----------- --------------- ---------------- -------------
      Pioneer PAPP Stock Fund                          1A            2                3              4
      -------------------------------------------- ----------- --------------- ---------------- -------------
      -------------------------------------------- ----------- --------------- ---------------- -------------
      Pioneer PAPP Strategic Growth Fund               1A            2                3              4
      -------------------------------------------- ----------- --------------- ---------------- -------------
      -------------------------------------------- ----------- --------------- ---------------- -------------
      Pioneer Real Estate Shares                       1A            2                3              4
      -------------------------------------------- ----------- --------------- ---------------- -------------
      -------------------------------------------- ----------- --------------- ---------------- -------------
      Pioneer  Select  Equity  Fund  (Open  to MA      1A            2                3             n/a
      Residents only)
      -------------------------------------------- ----------- --------------- ---------------- -------------
      -------------------------------------------- ----------- --------------- ---------------- -------------
      Pioneer Small Cap Value Fund                     1A            2                3             n/a
      (formerly Pioneer Micro-Cap Fund)
      -------------------------------------------- ----------- --------------- ---------------- -------------
      -------------------------------------------- ----------- --------------- ---------------- -------------
      Pioneer Small Company Fund                       1A            2                3             n/a
      -------------------------------------------- ----------- --------------- ---------------- -------------
      -------------------------------------------- ----------- --------------- ---------------- -------------
      Pioneer Strategic Income Fund                    1B            2                3             n/a
      -------------------------------------------- ----------- --------------- ---------------- -------------
      -------------------------------------------- ----------- --------------- ---------------- -------------
      Pioneer Tax Free Income Fund                     1B            2                3             n/a
      -------------------------------------------- ----------- --------------- ---------------- -------------
      -------------------------------------------- ----------- --------------- ---------------- -------------
      Pioneer Value Fund                               1A            2                3             n/a
      (formerly Pioneer II)
      -------------------------------------------- ----------- --------------- ---------------- -------------

                                                     SCHEDULES

                                                    SCHEDULE 1A
      -------------------------------- --------------------------------- -----------------------------------
                                                                            SALES CHARGE AS % OF PUBLIC
              PURCHASE AMOUNT              BROKER/DEALER COMMISSION                OFFERING PRICE
      -------------------------------- --------------------------------- -----------------------------------
      -------------------------------- --------------------------------- -----------------------------------
            Less than $ 50,000                      5.75%                              5.00%
      -------------------------------- --------------------------------- -----------------------------------
      -------------------------------- --------------------------------- -----------------------------------
             $50,000 - $99,999                      4.50%                              4.00%
      -------------------------------- --------------------------------- -----------------------------------
      -------------------------------- --------------------------------- -----------------------------------
            $100,000 - $249,999                     3.50%                              3.00%
      -------------------------------- --------------------------------- -----------------------------------
      -------------------------------- --------------------------------- -----------------------------------
            $250,000 - $499,999                     2.50%                              2.00%
      -------------------------------- --------------------------------- -----------------------------------
      -------------------------------- --------------------------------- -----------------------------------
            $500,000 - $999,999                     2.00%                              1.75%
      -------------------------------- --------------------------------- -----------------------------------
      -------------------------------- --------------------------------- -----------------------------------
            $1,000,000 or more                       None                          See below (1)
      -------------------------------- --------------------------------- -----------------------------------
                                                    SCHEDULE 1B
      -------------------------------- --------------------------------- -----------------------------------
                                                                            SALES CHARGE AS % OF PUBLIC
              PURCHASE AMOUNT              BROKER/DEALER COMMISSION                OFFERING PRICE
      -------------------------------- --------------------------------- -----------------------------------
      -------------------------------- --------------------------------- -----------------------------------
            Less than $100,000                      4.50%                              4.00%
      -------------------------------- --------------------------------- -----------------------------------
      -------------------------------- --------------------------------- -----------------------------------
            $100,000 - $249,999                     3.50%                              3.00%
      -------------------------------- --------------------------------- -----------------------------------
      -------------------------------- --------------------------------- -----------------------------------
            $250,000 - $499,999                     2.50%                              2.00%
      -------------------------------- --------------------------------- -----------------------------------
      -------------------------------- --------------------------------- -----------------------------------
            $500,000 - $999,999                     2.00%                              1.75%
      -------------------------------- --------------------------------- -----------------------------------
      -------------------------------- --------------------------------- -----------------------------------
            $1,000,000 or more                       None                          see below (1)
      -------------------------------- --------------------------------- -----------------------------------

                                                    SCHEDULE 1C

Class A shares of Pioneer Cash Reserves Fund are sold at net asset value, without either an initial sales charge or a contingent deferred sales charge.

                                                    SCHEDULE 2
      --------------------------------- --------------------------------------------------------------------
                                                         CONTINGENT DEFERRED SALES CHARGE
      --------------------------------- --------------------------------------------------------------------
      --------------------------------- -------------------------------- -----------------------------------
          BROKER/DEALER COMMISSION            YEAR SINCE PURCHASE                      CDSC%
      --------------------------------- -------------------------------- -----------------------------------
      --------------------------------- -------------------------------- -----------------------------------
                 4.00% (2)                           First                              4.0
                                                    Second                              4.0
                                                     Third                              3.0
                                                    Fourth                              3.0
                                                     Fifth                              2.0
                                                     Sixth                              1.0
                                                    Seventh                             none
                                                    Eighth                              none
                                                     Ninth                   Converts to Class A Shares
      --------------------------------- -------------------------------- -----------------------------------

                                                    SCHEDULE 3
      ---------------------- ---------------------- --------------------------------------------------------
                                                               CONTINGENT DEFERRED SALES CHARGE
      ---------------------- ---------------------- --------------------------------------------------------
      ---------------------- ---------------------- --------------------------- ----------------------------
                                    MAXIMUM
            FRONT-END            BROKER/DEALER         YEAR SINCE PURCHASE                 CDSC%
              LOAD                COMMISSION
      ---------------------- ---------------------- --------------------------- ----------------------------
      ---------------------- ---------------------- --------------------------- ----------------------------
               0 %                 1.00% (2)                  First                         1.0
      ---------------------- ---------------------- --------------------------- ----------------------------

                                                    SCHEDULE 4

Class Y shares are sold at net asset value, without either an initial sales charge or a contingent deferred sales charge. Class Y shares are not subject to any ongoing service fee or distribution fee and do not convert to any other class of shares.

NOTES

(1) Purchases of $1 million or more, and certain group plans, are not subject to an initial sales charge. PFD may pay a commission to broker-dealers who initiate and are responsible for such purchases for funds listed on Schedules 1A and 1B above at the following rate (for accounts other than employer-sponsored retirement plans): 1.00% on the first $4 million invested, 0.50 of 1% on the next $46 million and 0.25 of 1% on the excess over $50 million. For employer-sponsored retirement plans, the following rates will apply: 0.50% of 1% up to $50 million and 0.25% over $50 million. A one-year prepaid service fee is included in this commission. These commissions will not be paid if the purchaser is affiliated with the broker-dealer or if the purchase represents the reinvestment of a redemption made during the previous 12 calendar months. Broker-dealers who receive a commission in connection with class A share purchases at net asset value by employer-sponsored retirement plan with at least $10 million in total plan assets (or that has $1,000.00 or more eligible participants or at least $10 million in total plan assets for employer-sponsored retirement plans with accounts established with Pioneer on or before March 31, 2004) will be required to return any commissions paid or a pro rata portion thereof if the retirement plan redeems its shares within 18 months of purchase. A contingent deferred sales charge will be payable on full or partial redemptions of such investments within 18 months following the share purchase, at the rate of 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividend and capital gain distributions) or the total cost of such shares.

(2) Dealer commission includes a first year service fee equal to 0.25% of the amount invested.

(3) Dealer commission includes a first year distribution fee equal to 0.75% of the amount invested.


2.   SERVICE AND DISTRIBUTION FEES

Service fees on Class A shares sold with a front-end sales charge normally begin to be earned as soon as the transaction settles, unless specified otherwise in the fund prospectus. Since the commission on Class A shares sold with a CDSC includes a prepaid one-year service fee, periodic service fees on such shares are paid beginning one year following the transaction.

The initial sales commission for Class B and Class C shares includes a prepaid one-year service fee. Periodic payment of service fees will begin one year following the transaction.

Pioneer reserves the right to reduce the service fee paid on individual accounts of more than $10 million.

Service fees will not be paid:

a. On Class Y shares.
b. On accounts representing purchases by you or your affiliates, employees or representatives.
c. On Class A shares which were purchased at net asset value (except for sales of Pioneer Cash Reserves Fund).
d. On "house" accounts or any other accounts not assigned to an active registered representative(s).
e. If the amount due is less than $50 per calendar quarter.

Service fees will be paid quarterly at an annual rate set forth below on the aggregate net asset value for each account assigned to you.

      -------------------------------------------- ----------- --------------- ---------------- ------------
                                                    CLASS A       CLASS B          CLASS C        CLASS Y
      FUND                                           SHARES       SHARES 4        SHARES 4        SHARES
      -------------------------------------------- ----------- --------------- ---------------- ------------
      -------------------------------------------- ----------- --------------- ---------------- ------------
      Pioneer America Income Trust                  0.25% 1        0.25%            1.00%           n/a
      -------------------------------------------- ----------- --------------- ---------------- ------------
      -------------------------------------------- ----------- --------------- ---------------- ------------
      Pioneer Balanced Fund                         0.25% 1        0.25%            1.00%           n/a
      (formerly Pioneer Income Fund)
      -------------------------------------------- ----------- --------------- ---------------- ------------
      -------------------------------------------- ----------- --------------- ---------------- ------------
      Pioneer Bond Fund                            0.25% 1, 2      0.25%            1.00%           n/a
      -------------------------------------------- ----------- --------------- ---------------- ------------
      -------------------------------------------- ----------- --------------- ---------------- ------------
      Pioneer Cash Reserves Fund                     0.15%         0.25%            1.00%           n/a
      -------------------------------------------- ----------- --------------- ---------------- ------------
      -------------------------------------------- ----------- --------------- ---------------- ------------
      Pioneer Core Equity Fund                      0.25% 1        0.25%            1.00%           n/a
      -------------------------------------------- ----------- --------------- ---------------- ------------
      -------------------------------------------- ----------- --------------- ---------------- ------------
      Pioneer Emerging Markets Fund                 0.25% 1        0.25%            1.00%           n/a
      -------------------------------------------- ----------- --------------- ---------------- ------------
      -------------------------------------------- ----------- --------------- ---------------- ------------
      Pioneer Equity Income Fund                    0.25% 1        0.25%            1.00%           n/a
      -------------------------------------------- ----------- --------------- ---------------- ------------
      -------------------------------------------- ----------- --------------- ---------------- ------------
      Pioneer Europe Fund                           0.25% 1        0.25%            1.00%           n/a
      -------------------------------------------- ----------- --------------- ---------------- ------------
      -------------------------------------------- ----------- --------------- ---------------- ------------
      Pioneer Europe Select Fund                    0.25% 1        0.25%            1.00%           n/a
      -------------------------------------------- ----------- --------------- ---------------- ------------
      -------------------------------------------- ----------- --------------- ---------------- ------------
      Pioneer Fund                                  0.25% 3        0.25%            1.00%           n/a
      -------------------------------------------- ----------- --------------- ---------------- ------------
      -------------------------------------------- ----------- --------------- ---------------- ------------
      Pioneer Global High Yield Fund                0.25% 1        0.25%            1.00%           N/a
      -------------------------------------------- ----------- --------------- ---------------- ------------
      -------------------------------------------- ----------- --------------- ---------------- ------------
      Pioneer Growth Shares                         0.25% 1        0.25%            1.00%           n/a
      -------------------------------------------- ----------- --------------- ---------------- ------------
      -------------------------------------------- ----------- --------------- ---------------- ------------
      Pioneer High Yield Fund                       0.25% 1        0.25%            1.00%           n/a
      -------------------------------------------- ----------- --------------- ---------------- ------------
      -------------------------------------------- ----------- --------------- ---------------- ------------
      Pioneer International Equity Fund             0.25% 1        0.25%            1.00%           n/a
      (formerly Pioneer World Equity Fund)
      -------------------------------------------- ----------- --------------- ---------------- ------------
      -------------------------------------------- ----------- --------------- ---------------- ------------
      Pioneer International Value Fund              0.25% 1        0.25%            1.00%           n/a
      (formerly  Pioneer   International   Growth
      Fund)
      -------------------------------------------- ----------- --------------- ---------------- ------------
      -------------------------------------------- ----------- --------------- ---------------- ------------
      Pioneer Mid Cap Growth Fund                   0.25% 3        0.25%            1.00%           n/a
      (formerly Pioneer Mid-Cap Fund)
      -------------------------------------------- ----------- --------------- ---------------- ------------
      -------------------------------------------- ----------- --------------- ---------------- ------------
      Pioneer Mid Cap Value Fund                    0.25% 1        0.25%            1.00%           n/a
      (formerly Pioneer Capital Growth Fund)
      -------------------------------------------- ----------- --------------- ---------------- ------------
      -------------------------------------------- ----------- --------------- ---------------- ------------
      Pioneer Oak Ridge Large Cap Growth Fund        0.25%         0.25%            1.00%           n/a
      -------------------------------------------- ----------- --------------- ---------------- ------------
      -------------------------------------------- ----------- --------------- ---------------- ------------
      Pioneer Oak Ridge Small Cap Growth Fund        0.25%         0.25%            1.00%           n/a
      -------------------------------------------- ----------- --------------- ---------------- ------------
      -------------------------------------------- ----------- --------------- ---------------- ------------
      Pioneer PAPP America-Pacific Rim Fund          0.25%         0.25%            1.00%           n/a
      -------------------------------------------- ----------- --------------- ---------------- ------------
      -------------------------------------------- ----------- --------------- ---------------- ------------
      Pioneer PAPP Small & Mid Cap Growth Fund       0.25%         0.25%            1.00%           n/a
      -------------------------------------------- ----------- --------------- ---------------- ------------
      -------------------------------------------- ----------- --------------- ---------------- ------------
      Pioneer PAPP Stock Fund                        0.25%         0.25%            1.00%           n/a
      -------------------------------------------- ----------- --------------- ---------------- ------------
      -------------------------------------------- ----------- --------------- ---------------- ------------
      Pioneer PAPP Strategic Growth Fund             0.25%         0.25%            1.00%           n/a
      -------------------------------------------- ----------- --------------- ---------------- ------------
      -------------------------------------------- ----------- --------------- ---------------- ------------
      Pioneer Real Estate Shares                    0.25% 1        0.25%            1.00%           n/a
      -------------------------------------------- ----------- --------------- ---------------- ------------
      -------------------------------------------- ----------- --------------- ---------------- ------------
      Pioneer  Select  Equity  Fund  (Open  to MA   0.25% 1        0.25%            1.00%           n/a
      residents only)
      -------------------------------------------- ----------- --------------- ---------------- ------------
      -------------------------------------------- ----------- --------------- ---------------- ------------
      Pioneer Small Cap Value Fund                  0.25% 1        0.25%            1.00%           n/a
      (formerly Pioneer Micro-Cap Fund)
      -------------------------------------------- ----------- --------------- ---------------- ------------
      -------------------------------------------- ----------- --------------- ---------------- ------------
      Pioneer Small Company Fund                    0.25% 1        0.25%            1.00%           n/a
      -------------------------------------------- ----------- --------------- ---------------- ------------
      -------------------------------------------- ----------- --------------- ---------------- ------------
      Pioneer Strategic Income Fund                 0.25% 1        0.25%            1.00%           n/a
      -------------------------------------------- ----------- --------------- ---------------- ------------
      -------------------------------------------- ----------- --------------- ---------------- ------------
      Pioneer Tax Free Income Fund                  0.25% 1        0.25%            1.00%           n/a
      -------------------------------------------- ----------- --------------- ---------------- ------------
      -------------------------------------------- ----------- --------------- ---------------- ------------
      Pioneer Value Fund                            0.25% 3        0.25%            1.00%           n/a
      (formerly Pioneer II)
      -------------------------------------------- ----------- --------------- ---------------- ------------

         1 Service fees will be 0.15% on Class A shares are acquired on or after August 19, 1991, as a result of an exchange of shares owned prior to August 19, 1991 from Pioneer Fund, Pioneer Value Fund or Pioneer Mid Cap Growth Fund

         2 Service fees will not be paid on accounts established in Pioneer Bond
           Fund prior to January 1, 1986.

         3 Service fees will be 0.15% on Class A acquired prior to August 19, 1991.

         4 Distribution fee of up to 0.75% on average daily net assets.




3.   PIONEER CLASS R SHARES
                                   ELIGIBILITY

Class R shares are available to certain tax-deferred retirement plans (including 401(k) plans, employer-sponsored 403(b) plans, 457 plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans) held in plan level or omnibus accounts. Class R shares also are available to IRA Rollovers from eligible retirement plans that offered one or more Class R share Pioneer funds as investment options. Class R shares generally are not available to non-retirement accounts, Traditional or Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b)s or retirement plans that are not subject to the Employee Retirement Income Security Act of 1974 (ERISA).

THE FOLLOWING PIONEER FUNDS ARE AVAILABLE:

Pioneer America Income Trust           Pioneer High Yield
Pioneer Bond                           Pioneer International Value
Pioneer Cash Reserves                  Pioneer Mid Cap Value
Pioneer Emerging Markets               Pioneer Small Cap Value
Pioneer Equity Income                  Pioneer Small Company
Pioneer Europe                         Pioneer Strategic Income
Pioneer Fund                           Pioneer Value
Pioneer Growth Shares

SALES CHARGES AND DEALER CONCESSIONS

------------------------------ ---------------------------------- --------------------------------- ---------------------------
MAXIMUM SALES CHARGE           None                                      EXCHANGE MINIMUM           None
                                                                         ----------------
------------------------------ ---------------------------------- --------------------------------- ---------------------------
------------------------------ ---------------------------------- --------------------------------- ---------------------------
12B-1                          0.50%                              MINIMUM PURCHASE                  None
------------------------------ ---------------------------------- --------------------------------- ---------------------------
------------------------------ ---------------------------------- -------------------------------------------------------------
                               OPTION 1: (DEFAULT)                OPTION 2:
DEALER CONCESSIONS1            Finders Fee = None                 Finders Fee = 1%
(2 OPTIONS)                    Trail = 0.50% paid immediately     Trail = 0.35% paid quarterly after 1 year
------------------------------ ---------------------------------- -------------------------------------------------------------
------------------------------ ---------------------------------- -------------------------------------------------------------
CDSC                           Option 1 = None                    Option 2 = 1% for 18 months
------------------------------ ---------------------------------- -------------------------------------------------------------

1 Pioneer Cash Reserves Fund will pay no finders fee and an immediate 0.25% trail. Option 2 is only available to Pioneer retirement plan products including Pioneer MultiCharter(R).